NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - March 03, 2009										Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	1Q-09	1Q-09	2Q-09	3Q-09	4Q-09
										A	E	E	E	E
The information contained in this fleet status report is as of the date of the report only and is subject to change without notice to the recipient, and we assume no duty to update any portion of the information contained herein. This fleet status report contains statements that are not historical facts, which are “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements include, but are not limited to, statements about estimated duration of client contracts, contract dayrate amounts, future contract commencement dates, shipyard projects, our business, financial performance and prospects. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks, uncertainties and assumptions concerning actions by our clients, governments and other third parties, drilling activity levels, market conditions, operational difficulties, weather related events and other matters, from time to time in our filings with the U.S. Securities and Exchange Commission (“SEC”), which are available free of charge on the SEC’s Web site at www.sec.gov.

Full Contract Dayrate reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless otherwise specified. The average dayrate over the term of the contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond our control. Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s Web site at www.sec.gov.

U.S. Gulf of Mexico Semisubmersibles (5)
										A	E	E	E	E
Noble Clyde Boudreaux (a, b)	F&G 9500 Enhanced Pacesetter	1987/2007	10,000'	US GOM	Shell	6/09/2007	6/28/2009	243-245		25
				US GOM	Shell	6/29/2009	09/28/2009	604-606

Noble Amos Runner (a)	Noble EVA 4000™	1982/1999	8,000'	US GOM	Anadarko/Noble Energy	4/25/2008	3/08/2011	439-441		2

Noble Jim Thompson (a)	Noble EVA 4000™	1984/1999	6,000'	US GOM	Shell	3/01/2007	2/28/2009	424-426
				US GOM	Shell	3/01/2009	2/28/2011	504-506

Noble Paul Romano (a)	Noble EVA 4000™	1981/1998	6,000'	US GOM	Anadarko/BHP	11/05/2007	2/16/2009	434-436
				US GOM	Marathon	2/17/2009	2/15/2010	481-483
				US GOM	Noble Energy	2/16/2010	2/15/2012	604-606

Noble Lorris Bouzigard (b)	Pentagone 85	1975/2003	4,000'	US GOM	LLOG	6/23/2008	6/24/2010	269-271
				US GOM	LLOG	6/25/2010	6/24/2011	334-336

U.S. Gulf of Mexico Submersibles (3)(h)
Noble Joe Alford	Pace Marine 85G	1982/2006	70’-C	US GOM	Mariner	8/23/2008	2/25/2009	57-59
				US GOM	Mariner	2/26/2009	8/25/2009	67-69

Noble Lester Pettus	Pace Marine 85G	1982/2007	70’-C	US GOM	LLOG	9/27/2008	3/20/2009	57-59

Mexico Semisubmersible (1) (c)

Noble Max Smith	Noble EVA 4000™	1980/1999	7,000'	Bay of Campeche	Pemex	8/01/2008	7/31/2011	483-485

Mexico Jackups (12) (c, d)
Noble Bill Jennings	MLT Class 84-E.R.C.	1975/1997	390’-IC	Bay of Campeche	Pemex	12/18/2008	6/17/2010	174-175	This contract reprices every three months based on an index of jackup rates in seven international regions. The next date on which the contract is expected to reprice is 3/18/2009.

Noble Eddie Paul	MLT Class 84-E.R.C.	1976/1995	390’-IC	Bay of Campeche	Pemex	6/05/2007	12/03/2009	177-179				7

Noble Leonard Jones	MLT Class 53-E.R.C.	1972/1998	390’-IC	Bay of Campeche	Pemex	6/24/2007	12/22/2009	185-187			8

Noble Roy Butler	F&G L-780 MOD II	1982/1998	300’-IC (f)	In-transit & contract preparation	Pemex	11/16/2008	3/01/2009	-	Anticipate lump sum fee will offset mobilization costs.	60
				Bay of Campeche	Pemex	3/02/2009	5/07/2010	167-169	This contract is at a fixed rate for the entire term and is not indexed.

Noble Johnnie Hoffman	Baker Marine BMC 300	1976/1993	300’-IC	Bay of Campeche	Pemex	10/31/2007	4/14/2010	170-172

Noble Gene Rosser	Levingston Class 111-C	1977/1996	300’-IC	Bay of Campeche	Pemex	12/21/2007	6/20/2010	170-172					10

Noble John Sandifer	Levingston Class 111-C	1975/1995	300’-IC	Bay of Campeche	Pemex	9/24/2007	3/20/2010	170-172

Noble Lewis Dugger	Levingston Class 111-C	1977/1997	300’-IC	Bay of Campeche	Pemex	6/18/2008	1/31/2010	144-146	This contract reprices every three months based on an index of jackup rates in seven international regions. The next date on which the contract is expected to reprice is 3/18/2009.				21

Noble Sam Noble	Levingston Class 111-C	1982	300’-IC	Bay of Campeche	Pemex	9/22/2007	3/21/2010	170-172				10

Noble Earl Frederickson	MLT Class 82-SD-C	1979/1999	250’-IC	Bay of Campeche	Pemex	7/13/2008	1/12/2009	104-106
This contract was fixed at a dayrate of $104k-$106k until 1/13/2009 at which time the contract repriced at a new dayrate of $138k-$139k. The contract reprices every three months based on an index of jackup rates in seven international regions. The next date on which the contract is expected to reprice is 4/13/2009.
21
				Bay of Campeche	Pemex	1/13/2009	8/25/2010	138-140

Noble Tom Jobe	MLT Class 82-SD-C	1982	250’-IC	Bay of Campeche	Pemex	8/07/2008	2/06/2009	154-156
This contract was fixed at a dayrate of $154k-$156k until 2/07/2009 at which time the contract repriced at a new dayrate of $157k-$159k. The contract reprices every three months based on an index of jackup rates in seven international regions. The next date on which the contract is expected to reprice is 5/07/2009.
										1			8
				Bay of Campeche	Pemex	2/07/2009	12/06/2011	157-159

Noble Carl Norberg	MLT Class 82-C	1976/2003	250'-IC	In-transit & contract preparation	Pemex	11/16/2008	3/06/2009	-	Departure to Mexico. Lump sum fee will offset mobilization costs.	62	3
				Bay of Campeche	Pemex	3/07/2009	3/07/2011	154-156	This 731 day contract is fixed at a dayrate of $154k-$156k until 8/10/2009 after which time the contract reprices every three months based on an index of jackup rates in seven international regions.

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - March 03, 2009										Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	1Q-09	1Q-09	2Q-09	3Q-09	4Q-09
										A	E	E	E	E

Brazil Semisubmersibles(3)(c )
Noble Dave Beard - Newbuild	F&G 9500 Enhanced Pacesetter	1986/2008	10,000'-DP	Dalian, China - DSIC	Shipyard		1/31/2009	-	The drilling contract for the Noble Dave Beard gives the customer the right to terminate the contract if the rig did not commence operations by December 2008 and also gives the customer the right to apply a penalty for delay beyond the date upon which it had the right to cancel. We continue to discuss an extension for the commencement and a reduction in penalty for this rig and believe we will come to an accommodation with the client that is acceptable to us.
				In-transit	Petrobras	2/01/2009	3/24/2009	-	Mobilization fee of $208k-$210k per day during the in-transit period will be amortized over the term of the contract.
				Customs/testing	Shipyard	3/25/2009	10/06/2009	-	Install thrusters, commission dynamic positioning and drilling systems.
				Brazil	Petrobras	10/07/2009	10/06/2014	219-221	Eligible for a maximum 15% bonus.

Noble Paul Wolff	Noble EVA 4000™	1981/1999/2006	9,200'-DP	Brazil	Petrobras	1/01/2006	11/03/2009	163-165	Eligible for a maximum 20% performance bonus.	10	15	15
				Brazil	Petrobras	11/04/2009	11/03/2014	427-429	Received Memorandum of Understanding. Eligible for a maximum 15% performance bonus. Petrobras has an option to convert this to a 6-year term at $416k/day plus a maximum 18% performance bonus; option must be exercised by 11/01/2009.

Noble Therald Martin (b)	Pentagone 85	1977/2004	4,000'	Brazil	Petrobras	4/11/2007	10/17/2010	113-115	Eligible for a maximum 15% performance bonus.	3		21
				Brazil	Petrobras	10/18/2010	10/17/2015	269-271	Received Memorandum of Understanding. Eligible for a maximum 10% performance bonus.

Brazil Drillships (3) (c )
Noble Roger Eason (b)	NAM Nedlloyd-C	1977/2005	7,200'-DP	Brazil	Downtime/Shipyard	11/29/2007	3/14/2009	-	Commissioning systems to prepare for return to work following the repairs related to the fire reported on November 29, 2007. Anticipate +/- 74 days of downtime in the 1Q 2009 for repairs.	62	11
				Brazil	Petrobras	3/15/2009	3/14/2010	136-138	Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras	3/15/2010	4/30/2011	346-348	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.
				Brazil	Petrobras	5/01/2011	9/28/2011	89-91	Anticipate to enter the shipyard for +/- 150 days for rig modifications and regulatory inspection.
				Brazil	Petrobras	9/29/2011	8/12/2016	346-348	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.

Noble Leo Segerius (b)	Gusto Engineering Pelican Class	1981/2002	5,600’-DP	Brazil	Chevron	8/14/2008	6/24/2009	524-526
				Brazil	Shell	6/25/2009	9/05/2009	524-526	Received letter of intent.	3		6	19
				Brazil	Petrobras	9/06/2009	3/31/2010	299-301	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.
				Brazil	Petrobras	4/01/2010	8/29/2010	89-91	Anticipate to enter the shipyard for +/- 150 days for rig modifications and regulatory inspection.
				Brazil	Petrobras	8/30/2010	1/23/2016	299-301	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.

Noble Muravlenko	Gusto Engineering Pelican Class	1982/1997	4,900’-DP	Brazil	Petrobras	3/18/2007	2/03/2009	119-121	Eligible for a maximum 15% performance bonus.
				Brazil	Shipyard	2/04/2009	3/26/2009	-		27	47
				Brazil	Petrobras	3/27/2009	10/31/2010	289-291	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.
				Brazil	Petrobras	11/01/2010	3/31/2011	89-91	Anticipate to enter the shipyard for +/- 150 days for rig modifications and regulatory inspection.
				Brazil	Petrobras	4/01/2011	8/14/2015	289-291	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.

North Sea Semisubmersible (1)
Noble Ton van Langeveld	Offshore Co. SCP III Mark 2	1979/2000	1,500'	United Kingdom	Venture	6/30/2008	6/29/2009	359-361
				United Kingdom	Venture	6/30/2009	6/30/2010	379-381	Plus a six month priced option at a dayrate of $380k to be declared before 12/31/2009.

North Sea Jackups (8)
Noble Hans Deul	F&G JU-2000E	2008	400'-IC	Dalian, China - DSIC	Shipyard		11/07/2008	-
				In-transit	Shell	11/08/2008	1/02/2009	34-36
				Commissioning	Shipyard	1/03/2009	2/05/2009	-	Contract preparation.
				United Kingdom	Shell	2/06/2009	2/05/2011	127-129

Noble Julie Robertson	Baker Marine Europe Class	1981/2001	390'-IC (e)	United Kingdom	Venture	9/15/2008	9/14/2009	197-199					4
				United Kingdom	Venture	9/15/2009	9/14/2010	211-213

Noble Al White	CFEM T-2005-C	1982/2005	360’-IC	Netherlands	Total	10/08/2008	10/07/2009	207-209		2

Noble Byron Welliver	CFEM T-2005-C	1982	300’-IC	Denmark	Maersk	9/04/2008	9/03/2009	209-211					16
				Denmark	Maersk - Option	9/04/2009	9/03/2010	219-221	Priced option.

Noble Lynda Bossler	MSC/CJ-46	1982	250’-IC	Netherlands	Cirrus Energy	9/02/2008	3/01/2009	219-221
				Netherlands	Wintershall	3/02/2009	8/01/2009	219-221
				Netherlands	Cirrus Energy	8/02/2009	10/01/2009	219-221

Noble Piet van Ede	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	1/01/2009	12/31/2009	211-213

Noble Ronald Hoope	MSC/CJ-46	1982	250’-IC	United Kingdom	Gaz de France	1/01/2009	12/31/2009	211-213

Noble George Sauvageau	NAM Nedlloyd-C	1981	250’-IC	Netherlands	Wintershall	1/01/2009	12/31/2009	219-221
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - March 03, 2009										Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	1Q-09	1Q-09	2Q-09	3Q-09	4Q-09
										A	E	E	E	E

West AfricaSemisubmersible (1) (c )
Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter	1985/2004	6,000'	Cote d'lvoire	CNR International	4/14/2008	4/13/2009	433-435				7
				Libya	ExxonMobil	4/14/2009	4/13/2012	504-506

West AfricaJackups (5) (c )
Noble Percy Johns	F&G L-780 MOD II	1981/1995	300’-IC	Nigeria	ExxonMobil	3/28/2007	3/27/2009	170-171
				Nigeria	ExxonMobil	3/28/2009	3/27/2010	182-184				7

Noble Tommy Craighead	F&G L-780 MOD II	1982/2003	300’-IC	Nigeria	Addax	1/18/2007	2/02/2009	170-171
				Cameroon	Shipyard	2/03/2009		-	Available	28

Noble Ed Noble	MLT Class 82-SD-C	1984/2003	250’-IC	Nigeria	ExxonMobil	9/03/2008	7/02/2009	172-174

Noble Lloyd Noble	MLT Class 82-SD-C	1983/1990	250’-IC	Nigeria	Chevron	8/18/2008	1/31/2009	159-161
				Cameroon	Shipyard	2/01/2009		-	Available	30

Noble Don Walker	Baker Marine BMC 150-SD	1982/1992	150’-IC	Benin	Sapetro	12/15/2008	3/10/2009	147-149
				Cameroon	Shipyard	3/11/2009		-	Available

Arabian Gulf Jackups (14) (c )
Noble Roger Lewis	F&G JU-2000E	2007	400'-IC	Qatar	Shell	2/03/2008	2/02/2010	104-106

Noble Jimmy Puckett	F&G L-780 MOD II	1982/2002	300'-IC	Qatar	RasGas - Options	11/29/2007	5/31/2009	59-61
Exercised seven option wells. Remaining options after 5/31/2009, but not yet exercised: One well @ $59k-$61k, nine wells @ $65k-$67k/day and nine wells @ $71k-$73k/day. Estimated time to complete each well is +/- 65 days.

Noble Kenneth Delaney	F&G L-780 MOD II	1983/1998	300'-IC	Qatar	QatarGas 3 & 4	8/01/2008	6/07/2009	194-196
				Qatar	QatarGas 3 & 4	6/08/2009	3/31/2010	162-163	Received contract customer projects length is +/- 10 months, however, contract is subject to a 90-day notice of cancellation or extension.

Noble Gus Androes	Levingston Class 111-C	1982/2004	300'-IC	UAE (Abu Dhabi)	Total ABK - Extension	10/01/2008	3/31/2009	98-100	Extensions: Renewable every six months, dayrate increases/decreases capped at 10%. Extension agreement ends 12/31/2010.

Noble Harvey Duhaney	Levingston Class 111-C	1976/2001	300'-IC	Qatar	Total	3/25/2008	4/04/2009	98-100

Noble Mark Burns	Levingston Class 111-C	1980/2005	300'-IC	UAE (Dubai)	Dubai Petroleum	10/12/2007	10/11/2009	#	Rate withheld at request of operator.	16

Noble Roy Rhodes	MLT Class 116-C	1979	300’-IC (g)	UAE (Dubai)	Dubai Petroleum	3/06/2008	3/06/2009	#	Rate withheld at request of operator.
				UAE (Sharjah)	Shipyard	3/07/2009	8/07/2009	-	Upgrades and regulatory inspection.			61	59

Noble Cees van Diemen	Modec 300C-38	1981/2004	300'-IC	Qatar	RasGas	9/23/2004	1/08/2009	59-61
				UAE (Sharjah)	Shipyard	1/09/2009	3/01/2009	-		52
				Qatar	Anadarko	3/02/2009	5/10/2009	169-171

Noble David Tinsley	Modec 300C-38	1981/2004	300'-IC	Qatar	RasGas	12/01/2008	3/10/2009	159 -161
				UAE (Sharjah)	Shipyard	3/11/2009	5/12/2009	-	Upgrades and regulatory inspection.		21	42

Noble Gene House	Modec 300C-38	1981/1998	300'-IC	Qatar	QatarGas 3 & 4	1/01/2009	5/08/2009	162-163	Received contract customer projects length is +/- 10 months, however, contract is subject to a 90-day notice of cancellation or extension.	2
				UAE (Sharjah)	Shipyard	5/08/2009	7/10/2009	-	Upgrades and regulatory inspection.

Noble Charles Copeland	MLT Class 82-SD-C	1979/2001	280’-IC	Qatar	RasGas	3/01/2008	2/14/2009	87-89
				UAE (Hamriyah)	Shipyard	2/15/2009	4/15/2009	-	Upgrades and regulatory inspection.		59

Noble Chuck Syring	MLT Class 82-C	1976/1996	250’-IC	Qatar	Maersk	11/12/2007	11/11/2009	162-163						50

Dhabi II	Baker Marine BMC 150	1982/2006	150'-IC	UAE (Abu Dhabi)	ADOC	7/15/2008	7/14/2011	91-93

Noble Dick Favor	Baker Marine BMC 150	1982/2004	150’-IC	UAE (Sharjah)	Shipyard	10/21/2008		-	Available	61

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - March 03, 2009										Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	1Q-09	1Q-09	2Q-09	3Q-09	4Q-09
										A	E	E	E	E

India Jackups (3) (c, d)
Noble Ed Holt	Levingston Class 111-C	1981/2003	300’-IC	India	Jindal/ONGC	1/15/2007	9/30/2009	82-83	Rig bareboat chartered to Jindal which is contracted with ONGC.					31

Noble George McLeod	F&G L-780 MOD II	1981/1995	300’-IC	In-transit	Jindal/ONGC	12/18/2008	1/04/2009	-	Anticipate lump sum fee will offset mobilization costs.	4
				India	Jindal/ONGC	1/05/2009	1/04/2012	132-134	Rig bareboat chartered to Jindal which is contracted with ONGC.

Noble Charlie Yester	MLT Class 116-C	1980	300’-IC	India	Jindal/ONGC	1/30/2007	1/29/2010	130-131	Rig bareboat chartered to Jindal which is contracted with ONGC.		14

Far EastSemisubmersibles(2)

Noble Danny Adkins - Newbuild	Bingo 9000	1999/2009	12,000'-DP	Singapore - Jurong	Shipyard		7/15/2009	-
				In-transit & acceptance testing	Shell	7/16/2009	11/15/2009	424-426	The Noble Danny Adkins must be delivered from the shipyard by July 30, 2009 or the customer has the right to terminate the contract.					21
				US GOM	Shell	11/16/2009	11/15/2013	446-448

Noble Jim Day - Newbuild	Bingo 9000	1999/2009	12,000'-DP	Singapore - Jurong	Shipyard		12/15/2009	-
				In-transit & acceptance testing	Marathon	12/16/2009	3/31/2010	-	Lump sum fee will offset mobilization costs. The drilling contract for the Noble Jim Day contains a termination right in the even the rig is not ready to commence operations by December 31, 2010.
				US GOM	Marathon	4/01/2010	3/31/2014	514-516

Far EastDrillship (1)
Globetrotter - Newbuild	Globetrotter Class	2011	10,000'-DP	Dalian, China - STX / Netherlands - Huisman	Shipyard		9/30/2011	-	NE has secured priced options for three additional drillships.
				In-transit & acceptance testing	TBA	10/01/2011	12/31/2011
				TBA	TBA	1/01/2012	TBA	TBA	Available.

Far EastJackups (1)
Noble Scott Marks - Newbuild	F&G JU-2000E	2009	400'-IC	Dalian, China - DSIC	Shipyard		6/30/2009	-
				In-transit	Venture	7/01/2009	8/31/2009	44-46	The Noble Scott Marks must be provided by September 30, 2009 or our customer has the right to terminate the contract.
				North Sea	Venture	9/01/2009	8/31/2011	209-211
										450	178	197	137	102

												2009 Total (includes: shipyard, stacked, and downtime days. Does not include cold-stacked Noble Fri Rodli.)		1064
(a)	Unit has been upgraded to the NC-5SM mooring standard.

(b)	Rig utilizes the Aluminum Alloy Riser technology.

(c)
In various market segments, the Company contracts with certain parties for the provision of certain local services and advice. Compensation paid to such parties by the Company typically is based on a percentage of the drilling contract’s daywork operating rate, and the Company accounts for such payments in its financial statements in the contract drilling services operating costs and expenses line item.

(d)	Listed rigs are modified bareboat charter; cost structure varies by region.

(e)	Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(f)	Rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the rig to operate in up to 300' of water.

(g)	Rig is currently equipped to operate in 250' of water.

(h)	Noble's submersible rig, Noble Fri Rodli, is currently cold-stacked.
* A = Actual approximate downtime incurred during the quarter indicated as of the report date; E = Estimated additional downtime days expected to occur as of the report date.

# = Rate withheld at request of operator.

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.